SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005 (July 12, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release dated July 12, 2005
Ex-99.2 Order of the Sixth Circuit Court of Appeals decided and filed July 11, 2005

Item 8.01. Other Events.

     On July 12, 2005, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release announced that that the United States Court of Appeals for the Sixth Circuit confirmed the ruling by the United States Bankruptcy Court for the Middle District of Tennessee and subsequently confirmed by the United States District Court in favor of the Company’s request to reject warrants originally issued to the Company’s senior debt holders and the determinations of damages resulting from rejection. A copy of the Court of Appeal’s order is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press Release dated July 12, 2005.
99.2	Order of the Sixth Circuit Court of Appeals decided and filed July 11, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
Stephen L. Clanton
Executive Vice President and Chief Financial Officer

Date: July 13, 2005

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 12, 2005.
99.2	Order of the Sixth Circuit Court of Appeals decided and filed July 11, 2005.

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